Exhibit No. 99

Press release dated May 23, 2002 disclosing appointment of new independent accountants

FOR IMMEDIATE RELEASE	For further information
Media contact: Jay A. Federicksen
904-357-9106
Investor Contact: Parag Bhansali
904-357-9155

Rayonier Appoints Delitte & Touche as Auditors

JACKSONVILLE, FL. May 23, 2002 Rayonier (NYSE:RYN) today announced the appointment of Deloitte & Touche as auditors for 2002.

Rayonier is the world’s premier supplier of high performance specialty cellulose and has 2.3 million acres of timber and land in the U.S. and New Zealand. Almost half of its sales are to international customers in 60 countries.

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